Income Taxes	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

15. Income Tax

From inception through April 30, 2021, the Company was a Delaware limited liability company for federal and state tax purposes and, therefore, all items of income or loss through April 30, 2021 flowed through to the members of the limited liability company. Accordingly, the Company did not record deferred tax assets or liabilities or have net operating loss carryforwards. Effective April 30, 2021, the Company converted from an LLC to a C corporation (the “Reorganization”) for federal and state income tax purposes.

The Company had no income tax expense due to operating losses incurred for the years ended December 31, 2022 and 2021.

The effective income tax rate differed from the amount computed by applying the federal statutory rate to the Company’s loss before income taxes as follows:

	Year Ended December 31,
	2022	2021
Tax effected at statutory rate	21.0%	21.0%
State taxes	4.7%	5.3%
Stock compensation	0.4%	(0.9)%
Non-Deductible Expenses	(8.9)%	(3.3)%
Warrant Revaluation	2.3%	—%
Federal research and development credits	0.7%	0.9%
Change in valuation allowance	(20.2)%	(23.0)%
Effective income tax rate	—%	—%

Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes. The significant components of the Company’s deferred tax assets and liabilities are comprised of the following:

	December 31,
	2022	2021
Total deferred tax assets:
Federal net operating loss carryforward	$4,103,247	$885,617
R&D credit carryforward	239,905	63,406
Capitalized R&D	299,449	—
Accruals and reserves	215,975	176,231
Lease liability	87,284	88,259
Stock-based compensation	10,864	173,069
Total deferred tax assets	4,956,724	1,386,582
Valuation allowance	(4,858,529)	(1,235,082)
	98,195	151,500
Total deferred tax liabilities:
Property and equipment and right-of-use asset	(98,195)	(151,500)
Total net deferred tax assets	$—	$—

The Company has had no income tax expense due to operating losses incurred since inception. ASC 740 requires a valuation allowance to reduce the deferred tax assets reported if, based on the weight of the evidence, it is more-likely-than-not that some portion or all of the deferred tax assets will not be realized. The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on this, the Company has provided a valuation allowance for the full amount of the net deferred tax assets as the realization of the deferred tax assets is not determined to be more likely than not. During 2022, the valuation allowance increased by $3.6 million primarily due to the increase in the Company's book loss reported in the period.

Beginning in 2022, Tax Cuts and Jobs Act (TCJA) amended Section 174 and now requires U.S.-based and non-U.S-based research and experimental (R&E) expenditures to be capitalized and amortized over a period of five or 15 years, respectively, for amounts paid in tax years starting after December 31, 2021. Prior to the TCJA amendment, Section 174 allowed taxpayers to immediately deduct R&E expenditures in the year paid or incurred. The Company has applied this required change in accounting method beginning in 2022 and the computation may be adjusted pending future IRS guidance.

As of December 31, 2022, the Company had approximately $15.0 million and $15.0 million of Federal & State operating loss carryforwards respectively. The Federal net operating losses are not subject to expiration and the state net operating losses begin to expire in 2041. These loss carryforwards are available to reduce future federal taxable income, if any. As of December 31, 2022, the Company also has federal and state research and development tax credit carryforwards of approximately $0.2 million and $0.1 million respectively, to offset future income taxes, which will begin to expire beginning in December 2036. These loss carryforwards are subject to review and possible adjustment by the appropriate taxing authorities. The amount of loss carryforwards that may be utilized in any future period may be limited based upon changes in the ownership of the company's ultimate parent.

The Company follows the provisions of ASC 740-10, Accounting for Uncertainty in Income Taxes, which specifies how tax benefits for uncertain tax positions are to be recognized, measured, and recorded in financial statements; requires certain disclosures of uncertain tax matters; specifies how reserves for uncertain tax positions should be classified on the balance sheet; and provides transition and interim period guidance, among other provisions. As of December 31, 2022, and 2021, the Company has not recorded tax reserves associated with any unrecognized tax benefits. The Company’s policy is to recognize interest and penalties accrued on any uncertain tax positions as a component of income tax expense, if any, in its consolidated statements of operations and comprehensive loss. As of December 31, 2022, and 2021, the Company had no reserves for uncertain tax positions. For the years ended December 31, 2022 and 2021, no estimated interest or penalties were recognized on uncertain tax positions.

The Company has not conducted a study of its research and development credit carryforwards. This study may result in an adjustment to research and development credit carryforwards; however, until a study is completed and any adjustment is known, no amounts are being presented as an uncertain tax position. A full valuation allowance has been provided against the Company’s research and development credits and, if an adjustment is required, this adjustment would be offset by an adjustment to the valuation allowance. Thus, there would be no impact to the consolidated balance sheets or consolidated statements of operations and comprehensive loss if an adjustment were required.

The Company's federal and Massachusetts income tax returns for the years ended December 31, 2021 to December 31, 2022 remain open and are subject to examination by the Internal Revenue Service and state taxing authorities.